Tax Status	12 Months Ended
Dec. 31, 2025
EBP 032
EBP, Tax Status [Line Items]
EBP, Tax Status
NOTE 4. TAX STATUS

Olin received a determination letter dated September 2, 2016 from the Internal Revenue Service stating that the Plan is a qualified plan, and the trust thereunder is exempt from federal income taxes under the Code. Accordingly, no provision for income taxes has been included in the Plan’s financial statements. Although the Plan has been amended since receiving the determination letter, the Plan administrator and the Plan’s tax counsel believe that the Plan is designed, and is currently being operated, in compliance with the applicable requirements of the Code and, therefore, believe that the Plan is qualified, and the related trust is tax-exempt. Counsel for Olin advised that an employee will not be subject to federal income taxes on the contributions of Olin, or on dividends, interest or profit from sales of securities received by the trustee and credited to an employee’s account, until such account or accounts are withdrawn or made available to the employee. The tax treatment to the participant generally will depend upon the form of withdrawal.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by a government authority. The Plan administrator has analyzed the tax position taken by the Plan and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in process.